UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 7, 2015

Date of Report (Date of earliest event reported)

HARMONIC INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-25826	77-0201147
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)

4300 North First Street

San Jose, CA 95134

(408) 542-2500

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On December 7, 2015, Harmonic Inc. (the “Company”) and JPMorgan Chase Bank, N.A. (the “Lender”) entered into a first amendment (“Amendment No. 1”) to that certain Credit Agreement, dated December 22, 2014, by and between the Company and the Lender (the “Credit Facility”). Amendment No. 1 amends the Credit Facility to permit the Company to incur the indebtedness related to issuance of the Notes (as defined below).

Amendment No. 1 is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The summary of the foregoing description of Amendment No. 1 is qualified in its entirety by reference to the text of Amendment No. 1.

Purchase Agreement

On December 8, 2015, the Company entered into a purchase agreement (the “Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Initial Purchaser”), to issue and sell $125 million in aggregate principal amount of its 4.00% Senior Convertible Notes due 2020 (the “Notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. The Company also granted the Initial Purchaser an option to purchase up to an additional $18.75 million principal amount of such Notes to cover over-allotments, if any.

The Purchase Agreement contains customary representations, warranties and covenants by the Company together with customary closing conditions. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the Initial Purchaser against certain liabilities.

The Purchase Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein. The summary of the foregoing transaction is qualified in its entirety by reference to the text of the Purchase Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

On December 9, 2015, the Company issued a press release announcing the pricing of its offering of the Notes. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	First Amendment to Credit Agreement, dated as of December 7, 2015, by and between Harmonic Inc. and JPMorgan Chase Bank, N.A.

10.2	Purchase Agreement, dated as of December 8, 2015, by and between Harmonic Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

99.1	Press release of Harmonic Inc. dated December 9, 2015, entitled “Harmonic Announces Pricing of its $125 Million Convertible Notes Offering.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2015	HARMONIC INC.

	By:	/s/ Timothy C. Chu
Timothy C. Chu
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Credit Agreement, dated as of December 7, 2015, by and between Harmonic Inc. and JPMorgan Chase Bank, N.A.

10.2	Purchase Agreement, dated as of December 8, 2015, by and between Harmonic Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

99.1	Press release of Harmonic Inc. dated December 9, 2015, entitled “Harmonic Announces Pricing of its $125 Million Convertible Notes Offering.”